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                                                                      Exhibit 99


                      Navistar Financial 2002-A Owner Trust

                Navistar Financial Retail Receivables Corporation

                                     Seller

                         Navistar Financial Corporation
                                    Servicer

                               Subject to Revision

                         Term Sheet Dated April 15, 2002


















                        Underwriters of the Class A Notes

Banc One Capital Markets, Inc.
                           Credit Suisse First Boston
                                                                        JPMorgan



                        Underwriter of the Class B Notes

                         Banc One Capital Markets, Inc.

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THE SOLE SOURCE OF PAYMENTS ON THE NOTES WILL BE THE TRUST PROPERTY. THE NOTES
ARE NOT INTERESTS IN, OBLIGATIONS OF, OR INSURED OR GUARANTEED BY THE OWNER TRUSTEE, NAVISTAR FINANCIAL CORPORATION, NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION OR ANY OTHER PERSON OR ENTITY.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE NAVISTAR FINANCIAL 2002-A OWNER TRUST. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NAVISTAR FINANCIAL 2002-A OWNER TRUST (THE "PROSPECTUS SUPPLEMENT") AND THE RELATED PROSPECTUS (THE "PROSPECTUS"). THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES' CHARACTERISTICS, AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THE INFORMATION CONTAINED HEREIN THEREFORE MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PROSPECTIVE PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS AND A FORM OF PROSPECTUS SUPPLEMENT) RELATING TO ASSET BACKED NOTES AND CERTIFICATES ISSUED BY TRUSTS FORMED BY THE SELLER HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, AS OF THE DATE OF THIS TERM SHEET THE ACTUAL PROSPECTUS SUPPLEMENT RELATING TO THE NOTES HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

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                         $500,000,000 Asset Backed Notes

                      Navistar Financial 2002-A Owner Trust

                Navistar Financial Retail Receivables Corporation

                                     Seller

                         Navistar Financial Corporation

                                    Servicer

                               Subject to Revision

                         Term Sheet Dated April 15, 2002

This Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement relating to the Notes and the Prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the form of Prospectus Supplement and the Prospectus included in our registration statement. A Prospectus and Prospectus Supplement, when available, may be obtained by contacting your sales representative.

Issuer ........................     Navistar Financial 2002-A Owner Trust (the
                                    "Trust"), a Delaware common law trust to be formed by the Seller and the Owner Trustee pursuant to the Owner Trust Agreement, acting by and through the Owner Trustee.

Seller ........................     Navistar Financial Retail Receivables
                                    Corporation.

Servicer ......................     Navistar Financial Corporation.

Indenture Trustee .............     The Bank of New York, as indenture trustee
                                    under the Indenture.

Owner Trustee .................     Chase Manhattan Bank USA, National
                                    Association, as owner trustee under
                                    the Owner Trust Agreement.

The Notes .....................     The Trust will issue Notes as follows:

                                    Class A-1 _____% Asset Backed Notes in the aggregate principal amount of $73,000,000 (the "Class A-1 Notes").

                                    Class A-2 _____% Asset Backed Notes in the aggregate principal amount of $182,000,000 (the "Class A-2 Notes").

                                    Class A-3 ____% Asset Backed Notes in the aggregate principal amount of $104,000,000 (the "Class A-3 Notes").

                                    Class A-4 _____% Asset Backed Notes in the aggregate principal amount of $121,000,000 (the "Class A-4 Notes"; together with the


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                                    Class A-1 Notes, the Class A-2 Notes and the
                                    Class A-3 Notes, the "Class A Notes").

                                    Class B _____% Asset Backed Notes in the aggregate principal amount of $20,000,000 (the "Class B Notes"; together with the Class A Notes, the "Notes").

                                    The Class B Notes will be subordinated to the Class A Notes to the extent described in this Term Sheet and in the Prospectus Supplement.

                                    The sole source of payments on the Notes will be the Trust Property. The Notes are not interests in, obligations of, or insured or guaranteed by the Owner Trustee, the Seller, the Servicer or any other person or entity.

                                    The Trust will also issue Certificates (the
                                    "Certificates"), which will not bear
                                    interest but will have rights in excess
                                    monies in the Reserve Account, the Negative
                                    Carry Account and some other excess funds.
                                    The Certificates will initially be held by the Seller or one of its affiliates.

The Trust Property ............     The Trust  Property  will  include a pool of
                                    Retail  Notes,  some of which will be
                                    acquired by the Trust on the Closing  Date
                                    (the "Initial Receivables") and some of which will be acquired by the Trust after the Closing Date (the "Subsequent
                                    Receivables"  and  together  with the
                                    Initial Receivables, the "Receivables"), monies due and received thereunder on and after April 1, 2002 (the "Initial Cutoff
                                    Date"), in the case of the Initial
                                    Receivables,  and in the case of Subsequent
                                    Receivables, the Cutoff Date designated by the Seller for those Subsequent Receivables, security interests in the vehicles
                                    (including medium and heavy-duty trucks, truck chassis, buses and trailers) financed thereby, other property and monies on deposit in specific accounts, including the Reserve Account, the Pre-Funding
                                    Account and the Negative Carry Account, and the proceeds thereof, any proceeds of the obligation, if any, of a dealer to pay a portion of the principal balance of a defaulted Retail Note in connection with a repossessed vehicle, the obligation, if any, of International Truck and Engine
                                    Corporation ("International") to purchase a repossessed vehicle under specified circumstances, any guaranties, any proceeds from claims on specified insurance policies, the benefits of any lease assignments and the rights of the Seller under the related Purchase
                                    Agreement  and the related  custodian
                                    agreement pursuant to which the Servicer retains custody of the documentation relating to the Receivables. The aggregate Receivables Balance of the
                                    Initial Receivables as of the Initial Cutoff
                                    Date was $317,954,886.53 (the "Initial
                                    Aggregate Starting Receivables Balance").
                                    Subsequent


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                                    Receivables may be purchased by the Trust
                                    from the Seller from time to time on or
                                    before the October 2002 Distribution Date from funds on deposit in the Pre-Funding Account. The initial Pre-Funded Amount is $182,045,113.47.

Terms of the Notes: ...........     The principal terms of the Notes will be as
                                    described below:

     A.  Interest .............     The Notes will have the following Interest
                                    Rates:

                                    Class A-1 Notes:          %
                                    Class A-2 Notes:          %
                                    Class A-3 Notes:          %
                                    Class A-4 Notes:          %
                                    Class B Notes:            %

                                    Interest on the Notes will accrue at the applicable Interest Rate from and including the Closing Date or the most recent Distribution Date on which interest has been paid to but excluding the next Distribution Date, and will generally be payable monthly on the 15th day of each month or, if the 15th day is not a business day, on the next business day, starting on May 15, 2002 (each, a "Distribution Date"). Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days elapsed since the Closing Date or the preceding Distribution Date divided by 360. Interest on the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months or, in the case of the first Distribution Date, the actual days elapsed since the Closing Date divided by 360.

                                    Interest payments to all classes of the
                                    Class A Notes will have the same priority while interest on the Class B Notes will not be paid on any Distribution Date until all accrued interest due and payable on the Class A Notes on that Distribution Date has been paid in full. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, no interest will be payable on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full.

     B. Principal .............     Subject to the subordination provisions
                                    described in the following two paragraphs, on each Distribution Date, the Notes will be payable to the extent of the Principal
                                    Payment Amount as follows: (1) first, 100% of the Principal Payment Amount to the Class
                                    A-1 Notes until the Class A-1 Notes are
                                    paid in full; (2) thereafter, 96.0% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A-1 Notes are paid in full, 96.0% of the remaining Principal Payment Amount) to the Class A

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                                    Notes (all of which shall be paid to the
                                    Class A-2 Notes until paid in full, then to the Class A-3 Notes until paid in full, and then to the Class A-4 Notes until paid in full) and 4.0% of the Principal Payment
                                    Amount (in the case of the Distribution Date on which the Class A-1 Notes are paid in full, 4.0% of the remaining Principal Payment Amount) to the Class B Notes until the Class A Notes are paid in full; and (3) thereafter, 100% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A Notes are paid in full, the remaining Principal Payment Amount) to the Class B Notes until the Class B Notes are paid in full.

                                    The "Principal Payment Amount" for each
                                    Distribution Date will generally equal the lesser of (a) the Principal Distributable Amount for that Distribution Date and (b) the excess, if any, of the sum of (1) the Collected Amount for that Distribution Date,
                                    (2) the amount, if any, to be deposited into the Collection Account from the Negative Carry Account on the day preceding that Distribution Date, and (3) available funds on deposit in the Reserve Account on that Distribution Date, including the amount, if any, to be deposited on that Distribution Date into the Reserve Account from the Pre-Funding Account (the "Total Available Amount") over the sum of the Total Servicing Fee and accrued and unpaid interest on the Notes due and payable on that Distribution Date. For a Distribution Date, the "Principal Distributable Amount" generally will equal the sum, with respect to the related Monthly Period, of the principal portion of all payments due on the Receivables, the principal portion of all prepayments received in respect of the Receivables, the principal portion of all Receivables repurchased by the Seller or purchased by the Servicer and the principal portion of all Receivables that became Liquidating Receivables, the "Collected Amount" generally will equal (a) the sum of the following amounts with respect to the related Monthly Period: (1) all Collections received by the Servicer during that Monthly Period, (2) all Monthly Advances made by the Servicer pursuant to the Pooling and Servicing Agreement, and (3) all Warranty Payments and Administrative Purchase Payments, minus (b) an amount equal to the aggregate of the amounts representing reimbursement for outstanding Monthly Advances and Liquidation Expenses for the related Distribution Date and Monthly Period, and "Collections" means all amounts received from obligors or otherwise on the Receivables, whether constituting principal or interest, prepayments, proceeds of sales of Financed Vehicles, insurance proceeds or Liquidation Proceeds or otherwise, but excluding Supplemental Servicing Fees.

                                    If the amount on deposit in the Reserve
                                    Account on any Distribution Date, after giving effect to the distribution of the

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                                   Principal Payment Amount in accordance with
                                   the priorities set forth above, would be less than 1.0% of the Aggregate Starting Receivables Balance, then the Class A Notes will receive 100% of the Principal Payment Amount (all of which shall be paid to the Class A-1 Notes until paid in full, then to the Class A-2 Notes until paid in full, then to the Class A-3 Notes until paid in full, and then to the Class A-4 Notes until paid in full) until either the Class A Notes are paid in full or the amount on deposit in the Reserve Account equals or exceeds the Specified Reserve Account Balance. When principal payments on the Class B Notes resume in accordance with the preceding sentence, the Principal Payment Amount shall be distributed in accordance with the first sentence in the preceding paragraph.

                                   Also, if the Notes are declared to be due and payable as a result of an Event of Default, whether due to a failure to make a payment on the Notes or otherwise, 100% of the Principal Payment Amount shall be paid to the Class A-1 Notes until paid in full, then to the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, together on a pro rata basis based on their respective unpaid principal balances, until paid in full, and then to the Class B Notes until paid in full.

                                   Each class of Notes will be payable in full on the applicable Distribution Date in the calendar month set forth below (the "Final Scheduled Distribution Date") (however, the actual payment in full of any class of Notes could occur sooner):

                                   Class A-1 Notes: May 2003
                                   Class A-2 Notes: April 2005
                                   Class A-3 Notes: July 2006
                                   Class A-4 Notes: April 2009
                                   Class B Notes:   April 2009
     C. Mandatory
        Prepayment...............  The Notes will be prepaid in whole or in part on the Distribution Date on or
                                   immediately following the last day of the Funding Period if any amount remains on deposit in the Pre-Funding Account on that Distribution Date after giving effect to the purchase of all Subsequent Receivables, including any Subsequent Receivables purchased on that date. This mandatory prepayment will be applied to each class of Notes in accordance with the priorities with respect to distributions of principal described above; provided that if the remaining Pre-Funded Amount at the time of the mandatory prepayment exceeds $100,000, each class of Notes will be prepaid pro rata based on the initial principal balance of that class.

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                                   In addition, the Trust will be obligated to
                                   pay a "Noteholders' Prepayment Premium" to be described and defined in the Prospectus Supplement with respect to each class of Notes in connection with any mandatory prepayment if the remaining Pre-Funded Amount at the time of that prepayment exceeds $100,000. The Trust's obligation to pay the Noteholders' Prepayment Premium will be limited to the funds that are received from the Seller under the Pooling and Servicing Agreement as liquidated damages for the failure to deliver Subsequent Receivables (and the Seller's obligation to pay the liquidated damages thereunder is limited to funds it receives from NFC as liquidated damages for NFC's failure to deliver Subsequent Receivables to the Seller). No other assets of the Trust will be available for the purpose of paying the Noteholders' Prepayment Premium.

     D. Redemption...............  If the  Aggregate  Receivables  Balance
                                   declines  to  10.0%  or  less  of the
                                   aggregate Starting Receivables Balance of the Initial Receivables and of all Subsequent Receivables as of the related Cutoff Dates (the "Aggregate Starting Receivables Balance") and the Servicer exercises its option to purchase the Receivables on any Distribution Date on or after the date on which the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been paid in full, the Class A-4 Notes and the Class B Notes will be redeemed in whole, but not in part, at a redemption price equal to the unpaid principal amount of those Notes plus accrued and unpaid interest thereon.

     E. Controlling Class........  For purposes of the Transfer and Servicing
                                   Agreements, the "Controlling Class" will be
                                   (a) so long as the Class A Notes are
                                   outstanding, the Class A Notes, (b) if the Class A Notes are no longer outstanding but the Class B Notes are outstanding, the Class B Notes, and (c) if the Notes are no longer outstanding, the Certificates.

Priority of Distributions........  Distributions  of the Total  Available
                                   Amount will generally be distributed in the following order of priority on each Distribution Date: (1) Basic Servicing Fee and any unpaid Basic Servicing Fee for prior Distribution Dates ("Total Servicing Fee"); (2) interest on the Class A Notes;
                                   (3) interest on the Class B Notes;
                                   (4) principal on the Notes as described
                                   above;  (5) a deposit into the Reserve
                                   Account up to the Specified  Reserve
                                   Account Balance; and (6) a distribution to the Certificateholders. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, no interest will be paid on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full.

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Reserve Account..................  On the Closing Date, cash or eligible investments in an amount equal to the sum of
                                   (1) 4.75% of the Initial Aggregate Starting
                                   Receivables Balance and (2) the aggregate
                                   Yield Supplement Required Deposit Amounts for the Initial Receivables will be deposited into a segregated trust account held by the Indenture Trustee for the benefit of the Noteholders and the Certificateholders (the "Reserve Account"). In addition, on each date during the Funding Period on which Subsequent Receivables are transferred to the Trust, cash or eligible investments in an amount equal to the sum of
                                   (1) 4.75% of the aggregate Starting
                                   Receivables Balance of the transferred
                                   Subsequent Receivables and (2) the aggregate
                                   Yield Supplement Required Deposit Amounts for the transferred Subsequent Receivables will be deposited into the Reserve Account. If on any Distribution Date the amounts on deposit in the Reserve Account are less than the Specified Reserve Account Balance for that Distribution Date, amounts remaining after payment to the Servicer of the Total Servicing Fee and deposits to the Note Distribution Account of amounts to be distributed to Noteholders will be deposited into the Reserve Account until the balance in the Reserve Account equals the Specified Reserve Account Balance for that Distribution Date.

                                   Amounts in the Reserve Account on any
                                   Distribution Date (after giving effect to all distributions to be made to the Servicer and the Noteholders on that Distribution
                                   Date) in excess of the Specified Reserve
                                   Account Balance for that Distribution Date will be paid to the Certificateholders.

                                   Funds will be withdrawn from cash in the Reserve Account on the day preceding each Distribution Date to the extent that (a) the sum of (1) the Collected Amount for that Distribution Date and (2) the amount, if any, to be deposited into the Collection Account from the Negative Carry Account on the day preceding that Distribution Date is less than (b) the sum of (1) the Total Servicing Fee and (2) the amounts required to be deposited into the Note Distribution Account to be distributed to Noteholders.

                                   The "Yield Supplement Required Deposit
                                   Amount" means, (1) for any Receivable that has an initial period during which no interest accrues on the Receivable and all Scheduled Payments are applied to the reduction of the principal amount thereof (a "Temporary Interest Free Receivable"), an amount equal to the interest that would accrue on that Temporary Interest Free Receivable if that Temporary Interest Free Receivable accrued interest at the Required Rate during the period from the related Cutoff Date to and including the last day of its interest free period and (2) for any Receivable that has an annual percentage rate that is less than the Required Rate other than a Temporary Interest Free

                                   Receivable (a "Low APR Receivable"), an
                                   amount equal to the additional interest that would accrue on that Low APR Receivable on and after its Cutoff Date to its stated maturity if that Low APR Receivable accrued interest at the Required Rate rather than at its actual annual percentage rate. The "Required Rate" will be an interest rate set by the rating agencies rating the Notes and specified in the Prospectus Supplement, which is expected to equal approximately the weighted average interest rate of the Notes, taking into account both their initial outstanding balances and their expected weighted average lives, plus 1.0%.

                                   The "Specified Reserve Account Balance" on each Distribution Date will equal the lesser of (a) the aggregate outstanding principal balance of the Notes and (b) the greater of
                                   (1) the sum of (A) 5.50% (or 10.00% under
                                   specified circumstances to be described in the Prospectus Supplement) of the sum of the Aggregate Receivables Balance as of the close of business on the last day of the related Monthly Period and the aggregate Starting Receivables Balance of all Subsequent Receivables transferred to the Trust after the last day of the related Monthly Period but on or prior to that Distribution Date and (B) the Specified Yield Supplement Amount for that Distribution Date and (2) 2.0% of the Aggregate Starting Receivables Balance. The "Specified Yield Supplement Amount" for any Distribution Date will equal the sum of (a) the aggregate for each Temporary Interest Free Receivable in the Trust as of the close of business on the last day of the related Monthly Period of the amount of interest that would accrue on that Temporary Interest Free Receivable if that Temporary Interest Free Receivable accrued interest at the Required Rate during the period from and including the first day of the Monthly Period that includes that Distribution Date to and including the last day of its interest free period, (b) the greater of (1) the aggregate for each Low APR Receivable in the Trust as of the close of business on the last day of the related Monthly Period of the amount of additional interest that would accrue on that Low APR Receivable if that Low APR Receivable accrued interest at the Required Rate rather than its actual annual percentage rate on and after the first day of the Monthly Period that includes that Distribution Date to its stated maturity and
                                   (2) the lesser of (A) the aggregate Yield
                                   Supplement Required Deposit Amount
                                   attributable to Low APR Receivables
                                   previously deposited into the Reserve
                                   Account, and (B) $50,000, and (c) the
                                   aggregate Yield Supplement Required Deposit
                                   Amounts for any Subsequent Receivables
                                   transferred to the Trust after the last day of the related Monthly Period but on or prior to that Distribution Date.

Pre-Funding......................  Account On the Closing Date $182,045,113.47
                                   (the "Initial Pre-Funded Amount") will be deposited into a segregated trust account held by

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                                    the Indenture Trustee for the benefit of the
                                    Noteholders (the "Pre-Funding Account").
                                    During the Funding Period, the Seller will be obligated to sell to the Trust Subsequent Receivables having an aggregate principal balance equal to the Initial Pre-Funded Amount to the extent that Subsequent Receivables have been acquired by the Seller from NFC, and to deposit the required amounts in the Reserve Account in connection with that purchase. The "Funding Period" will be the period from and including the Closing Date until the earliest of (1) the Distribution Date on which the amount on deposit in the Pre-Funding Account (after giving effect to the purchase of all Subsequent Receivables, including any Subsequent Receivables purchased on that date) is less than $100,000, (2) the
                                    occurrence of an Event of Default under the Indenture, (3) the occurrence of a Servicer Default under the Pooling and Servicing Agreement, (4) the occurrence of specified events of insolvency with respect to the Seller or the Servicer, and (5) the close of business on the October 2002 Distribution Date. Any amount remaining in the Pre-Funding Account at the end of the Funding Period will be payable to the Noteholders as a mandatory prepayment as described above.

Negative Carry Account...........   On the Closing Date the Seller will deposit
                                    $__________ (the "Negative Carry Account
                                    Initial Deposit") into a segregated trust account held by the Indenture Trustee for the benefit of the Noteholders and the Certificateholders (the "Negative Carry
                                    Account"). On each Distribution Date, an amount equal to the Negative Carry Amount for that Distribution Date will be withdrawn from the Negative Carry Account and deposited into the Collection Account. On each Distribution Date amounts on deposit in the Negative Carry Account after giving effect to the distribution of the Negative
                                    Carry Amount for that Distribution Date in excess of the Required Negative Carry
                                    Account Balance for that Distribution Date will be released to the Seller. On the Distribution Date on or immediately following the last day of the Funding
                                    Period, after giving effect to all
                                    withdrawals from the Negative Carry Account on that Distribution Date, all amounts remaining on deposit in the Negative Carry
                                    Account will be released to the Seller. The
                                    "Negative Carry Amount" means, as of any Distribution Date, the amount by which the total interest payable to the Noteholders with respect to the pre-funded portion of the pool exceeds the investment earnings on the Pre-Funded Amount during the preceding calendar month. The "Required Negative Carry
                                    Account Balance" means, as of any
                                    Distribution Date, the lesser of the amount then on deposit in the Negative Carry
                                    Account and the maximum negative carry
                                    amount for the remainder of the Funding
                                    Period, assuming no further withdrawals from the Pre-Funding Account and investment earnings on amounts on deposit therein at a rate of 1.25%.

Tax Status.......................   In the opinion of Kirkland & Ellis, special
                                    tax counsel, for federal income tax
                                    purposes, the Notes will be characterized as indebtedness and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder by the acceptance of a Note will be deemed to agree to treat the Notes as indebtedness.

ERISA Considerations.............   Although there is little guidance on the
                                    subject, the Seller believes the Notes
                                    should be treated as indebtedness without substantial equity features for the purposes of the Plan Assets Regulation.
                                    Therefore, the Notes are available for
                                    investment by a Benefit Plan, subject to a determination by that Benefit Plan's fiduciary that the Notes are suitable investments for that Benefit Plan under ERISA and the Internal Revenue Code.

Legal Investment................    The Class A-1 Notes will be eligible
                                    securities for purchase by money market
                                    funds under Rule 2a-7 under the Investment
                                    Company Act of 1940, as amended.

Ratings.........................    It is a condition to the issuance of the
                                    Notes that the Class A-1 Notes be rated in the highest rating category for short-term debt obligations by at least two nationally recognized rating agencies, the Class A-2, Class A-3 and Class A-4 Notes be rated in the highest rating category for long-term debt obligations by at least one nationally recognized rating agency, and the Class B
                                    Notes be rated in the "A" category or its equivalent by at least one nationally recognized rating agency.

                              THE RECEIVABLES POOL

The Initial Receivables

         The Initial Receivables were originated by Navistar Financial Corporation ("NFC"). Some of the Initial Receivables were sold by NFC to Truck Retail Instalment Paper Corp. ("TRIP"), a special purpose, wholly-owned subsidiary of NFC, and will be repurchased by NFC from TRIP on the Closing Date for resale to the Seller. The Initial Receivables were selected randomly from those Retail Notes in NFC's portfolio of owned Retail Notes and those Retail Notes available for purchase from TRIP which satisfied several criteria, including that each Initial Receivable (a) has a first payment due date on or before April 30, 2002, (b) has an original term to maturity of 6 to 84 months,
(c) has a remaining term to maturity of 6 to 72 months, (d) provides for finance charges at an annual percentage rate of no less than 4.50%, (e) was not more than 60 days past due as of the Initial Cutoff Date, (f) prior to the Initial Cutoff Date has not been amended or restructured for credit related reasons, and
(g) satisfies the other criteria set forth in the Prospectus under the caption "The Receivables Pools."

         A total of 232 of the Initial Receivables, with an aggregate Starting Receivables Balance of $13,078,642.47, or 4.11% of the Initial Aggregate Starting Receivables Balance, are Temporary Interest Free Receivables with interest free period ranging from 10 to 12 months after the Initial Cutoff Date. The annual percentage rates of these Temporary Interest Free Receivables set forth in the tables below were calculated on a constant yield to maturity basis assuming each Temporary Interest Free Receivable is paid in accordance with its terms and accrues no interest during its interest free period and accrues interest at its contractual rate during the remainder of its term, which extends for 48 to 60 months after its interest free period. All of the Temporary Interest Free Receivables are Equal Payment Fully Amortizing Receivables.

         The composition, distribution by annual percentage rate, distribution by remaining maturity, distribution by payment terms and geographic distribution of the Initial Receivables as of the Initial Cutoff Date are as set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100%.

                     Composition of the Initial Receivables



      Weighted             Initial                                                          Weighted       Weighted
       Average            Aggregate        Aggregate                         Average         Average       Average
       Annual             Starting          Original                         Starting       Original      Remaining
   Percentage Rate       Receivables       Principal        Number of      Receivables      Maturity       Maturity
       (Range)             Balance          Balance        Receivables       Balance         (Range)       (Range)
---------------------------------------------------------------------------------------------------------------------
       7.743%          $317,954,886.53  $401,832,551.99       9,394         $33,846.59       53.05          46.18
  (4.57% to 23.95%)                                                                          months         months
                                                                                            (9 to 78       (6 to 72
                                                                                             months)        months)



        Distribution by Annual Percentage Rate of the Initial Receivables

                                                           Percentage of Initial
 Annual Percentage     Number of         Starting            Aggregate Starting
     Rate Range       Receivables   Receivables Balance     Receivables Balance
 -----------------    -----------   -------------------    ---------------------
   4.50 to 4.99%            257     $ 14,624,120.40                 4.60%
   5.00 to 6.49%          1,644       77,889,839.82                24.50
   6.50 to 7.49%          2,504      101,602,896.82                31.96
   7.50 to 8.49%          1,642       44,930,991.51                14.13
   8.50 to 9.49%          1,038       26,738,180.04                 8.41
   9.50 to 10.49%           777       18,714,621.67                 5.89
  10.50 to 11.49%           469       10,235,300.14                 3.22
  11.50 to 12.49%           201        4,755,129.02                 1.50
  12.50 to 13.49%           178        4,242,267.08                 1.33
  13.50 to 14.49%           187        4,208,964.04                 1.32
  14.50 to 15.49%           212        4,716,754.86                 1.48
  15.50 to 16.49%           137        2,527,071.50                 0.79
  16.50 to 17.49%            77        1,489,375.50                 0.47
  17.50 to 17.99%            19          339,657.44                 0.11
   18.00% & Over             52          939,716.69                 0.30
----------------          -----     ---------------               ------
       Total              9,394     $317,954,886.53               100.00%
                          =====     ===============               ======

          Distribution by Remaining Maturity of the Initial Receivables

Remaining                                                 Percentage of Initial
Maturity         Number of            Starting              Aggregate Starting
 (Months)       Receivables      Receivables Balance       Receivables Balance
---------       -----------      -------------------      ---------------------
 0 to 12           1,691           $ 23,827,887.74                 7.49%
13 to 24           1,005             22,817,833.10                 7.18
25 to 36           1,662             43,609,926.22                13.72
37 to 48           1,868             66,873,633.30                21.03
49 to 60           2,472            128,633,223.07                40.46
61 to 66              96              4,749,244.31                 1.49
67 & Over            600             27,443,138.79                 8.63
                   -----           ---------------               ------
   Total           9,394           $317,954,886.53               100.00%
                   =====           ===============               ======


            Distribution by Payment Terms of the Initial Receivables

                                                           Percentage of Initial
                                                             Aggregate Starting
      Type of Receivable                                    Receivables Balance
--------------------------------                           ---------------------
Equal Payment Fully Amortizing                                    60.29%
Equal Payment Balloon                                             12.46
Equal Payment Skip                                                 1.47
Level Principal Fully Amortizing                                   4.33
Level Principal Balloon                                           17.67
Level Principal Skip                                               0.05
Other                                                              3.73
                                                                 ------
      Total                                                      100.00%
                                                                 ======

     The Initial Receivables include Receivables originated in 48 states. The following table sets forth the percentage of the Initial Aggregate Starting Receivables Balance in the states with the largest concentration of Initial Receivables. No other state accounts for more than 1.99% of the Initial Aggregate Starting Receivables Balance. None of the Initial Receivables were originated in Alaska , Hawaii or the District of Columbia.

               Geographic Distribution of the Initial Receivables


                                                                                   Percentage of Initial
                                                                                     Aggregate Starting

State(1)                                                                            Receivables Balance

--------------------------                                                    ---------------------------------
California                                                                                   7.46%
Texas                                                                                        7.28
New York                                                                                     7.14
Ohio                                                                                         6.79
Illinois                                                                                     4.88
Florida                                                                                      4.43
Pennsylvania                                                                                 3.99
Minnesota                                                                                    3.80
Michigan                                                                                     3.68
New Jersey                                                                                   3.43
Tennessee                                                                                    3.29
Iowa                                                                                         3.13
Utah                                                                                         3.00
Kentucky                                                                                     2.86
Maryland                                                                                     2.75
North Carolina                                                                               2.74
Arkansas                                                                                     2.63
Missouri                                                                                     2.52
Other                                                                                       24.20
                                                                                            -----
Total                                                                                      100.00%
                                                                                           ======
---------------------

(1)  Based on billing addresses of the obligors on the Initial Receivables.

     No single obligor accounts for more than 2.00% of the Initial Aggregate Starting Receivables Balance. As of the Initial Cutoff Date, approximately 80.07% of the Initial Aggregate Starting Receivables Balance, constituting 70.88% of the aggregate number of Initial Receivables, represent Receivables secured by new vehicles. The remainder are secured by used vehicles.

The Subsequent Receivables

     Any transfer of Subsequent Receivables is subject to the satisfaction, on or before the related subsequent transfer date, of the conditions precedent described in the Prospectus and the Prospectus Supplement. Each Subsequent Receivable must satisfy the eligibility criteria specified in the Purchase Agreement at the time of its addition. The Subsequent Receivables, however, need not satisfy any other eligibility criteria. Subsequent Receivables may be originated by NFC at a later date using credit criteria different from those that were applied to the Initial Receivables and may be of a different credit quality and seasoning. A portion of the Subsequent Receivables may be Low APR Receivables and/or Temporary Interest Free Receivables having interest free periods of up to 12 months. All of the Subsequent Receivables which are Temporary Interest Free Receivables will be Equal Payment Fully Amortizing Receivables. In addition, following the transfer of Subsequent Receivables to the Trust, the characteristics of the Receivables, including the composition of the Receivables, the distribution by annual percentage rate, equipment type, payment frequency, average maturity, current Receivables Balance and geographic distribution, may vary from those of the Initial Receivables; provided, however, there will be a requirement that, after giving effect to the transfer of Subsequent Receivables to the Trust, the weighted average annual percentage rate of the Receivables in the Trust be not less than 7.25% and that the aggregate Receivable Balance of all Receivables owing from any single Obligor not exceed 2.00% of the aggregate Receivable Balance of the Receivables in the Trust. Since the weighted average life of the Notes will be influenced by the rate at which the Receivable Balances of the Receivables are paid, some of these variations will affect the weighted average life of each class of Notes. The requirements that no Subsequent Receivables have a remaining term in excess of 72 months and that on each Subsequent Transfer Date the weighted average remaining maturity of the Receivables in the Trust will not be greater than 53 months are intended to minimize the effect of the addition of Subsequent Receivables on the weighted average life of the Notes.

                                  THE SERVICER

Delinquencies, Repossessions and Net Losses

     Set forth below is selected information concerning NFC's experience in the United States pertaining to delinquencies, repossessions and net losses on all Retail Notes owned or serviced by NFC. Fluctuations in retail delinquencies, repossessions and net losses generally follow cycles in the overall business environment. Although NFC believes retail delinquencies, repossessions and net losses are particularly sensitive to the industrial sector, which generates a significant portion of the freight tonnage hauled, NFC does not track such data and is unable to ascertain the specific causes of such fluctuations. The performance of the serviced portfolio of Retail Notes declined during the fiscal year ended October 31, 2001. The delinquency, repossession and net loss percentages for this period exceed the levels for any other fiscal year periods shown below. Delinquencies, repossessions and net losses for the fiscal quarter ended January 31, 2002 continue to exceed levels for the fiscal years 1997 through 2000, but have improved in comparison to the levels for the fiscal quarter ended January 31, 2001. NFC believes that the significant increase in delinquencies beginning in 2000 is due to lower operating margins realized by trucking companies, resulting from a number of factors, including higher fuel and insurance costs, as well as reductions in overall freight shipments. If these factors continue they may further impact the financial strength of the Obligors. Since fiscal 2000, net losses have been significantly higher than for other periods shown. NFC attributes this increase principally to higher repossession frequency and to industry-wide lower resale values for used trucks. As a result of the bankruptcy of one of NFC's largest obligors, a combined charge of $10.9 million was taken in 1996 by NFC and International, $3.8 million of which was reversed in 1998 by NFC. There can be no assurance that the delinquency, repossession and net loss experience on the Initial Receivables or the Subsequent Receivables will be comparable to that set forth below. Due to rounding, the amounts shown for NFC and International separately in this table may not add to the amount shown for NFC and International combined.


                                                                                                   Three Months Ended
                                                      Year Ended October 31,                           January 31,
                                         ----------------------------------------------------      ------------------
          NFC Retail Notes                1997        1998        1999       2000       2001        2001        2002
          ----------------               ------      ------      ------     ------     ------      ------      ------
                                                                     ($ in millions)
Gross Balance Outstanding at end
  of Period............................  $2,282      $2,481      $2,825     $3,066     $2,720      $2,998      $2,612
Gross Balance Past Due as a Percentage
  of Gross Balance Outstanding at end
  of Period
     31-60 days........................    2.42%       2.49%       2.87%      3.41%      3.81%       4.51%       3.54%
     Over 60 days......................    0.60%       0.61%       0.52%      1.19%      0.93%       2.02%       1.42%
Average Gross Balance of Retail
  Notes (13 month average).............  $2,245      $2,339      $2,632     $2,891     $2,905      $3,031      $2,669
Net Losses:
     NFC...............................  $  2.1      $   --      $  5.2     $ 11.5     $ 21.5      $  4.8      $  3.9
     International.....................  $  3.9      $  9.9      $  3.0     $ 19.0     $ 28.7      $  8.3      $  7.1
                                         ------      ------      ------     ------     ------      ------      ------
     Combined..........................  $  6.0      $  9.9      $  8.2     $ 30.5     $ 50.2      $ 13.1      $ 11.0
Liquidations minus Net Losses..........  $1,083      $1,178      $1,193     $1,208     $1,263      $  302      $  320
Net Losses as a Percentage of
  Liquidations Minus Net Losses:
     NFC...............................    0.19%       0.00%       0.43%      0.95%      1.70%       1.59%       1.22%
     International.....................    0.36%       0.84%       0.25%      1.57%      2.27%       2.75%       2.22%
                                         ------      ------      ------     ------     ------      ------      ------
     Combined..........................    0.55%       0.84%       0.68%      2.52%      3.97%       4.34%       3.44%
Net Losses as a Percentage of Average
  Gross Balance: (1)
     NFC...............................    0.09%       0.00%       0.20%      0.40%      0.74%       0.63%       0.58%
     International.....................    0.18%       0.42%       0.11%      0.66%      0.99%       1.10%       1.06%
                                         ------      ------      ------     ------     ------      ------      ------
     Combined..........................    0.27%       0.42%       0.31%      1.05%      1.73%       1.73%       1.64%
Repossessions as a Percentage of
   Average Gross Balance (1)...........    2.01%       2.31%       1.94%      2.74%      4.41%       3.90%       3.01%
--------------------
(1) January 31 figures have been annualized.


                       WEIGHTED AVERAGE LIFE OF THE NOTES

         Prepayments on medium and heavy-duty truck, truck chassis, bus and trailer receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model (the "ABS Model"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. The ABS Model further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or prepaid in full. The ABS Model does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of receivables, including the Receivables. As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes will likely occur significantly earlier than the respective Final Scheduled Distribution Dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

         The tables captioned "Percent of Initial Principal Amount of the Notes Remaining at Various ABS Percentages" (the "ABS Tables") have been prepared on the basis of characteristics of the Initial Receivables. The ABS Tables assume that (1) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (2) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (3) the Closing Date is April 30, 2002, (4) payments on the Notes are made on each Distribution Date, and each Distribution Date is assumed to be the fifteenth day of each applicable month, (5) the first distribution of principal on the Notes occurs on May 15, 2002, (6) the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance, (7) the Negative Carry Amount never exceeds amounts on deposit in the Negative Carry Account, and (8) except as specified otherwise, the Servicer does not exercise its option to purchase the Receivables. The ABS Tables indicate the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Tables also assume that the Receivables have been aggregated into five hypothetical pools, the first pool being composed of the Initial Receivables and the second, third, fourth and fifth pools being composed of the Subsequent Receivables. The ABS Tables further assume that the hypothetical pools have the following Cutoff Dates and Starting Receivables Balances and that each of the Receivables within each of the pools is an Equal Payment Fully Amortizing Receivable and is not a Temporary Interest Free Receivable that has the following annual percentage rate, original maturity and remaining maturity:

                                         Starting           Annual        Original
                                       Receivables        Percentage       Maturity     Remaining Maturity
    Pool           Cutoff Date            Balance            Rate        (In Months)       (In Months)
----------------------------------------------------------------------------------------------------------
      1           April 1, 2002        $317,954,886.53      7.743             53                46
      2             May 1, 2002          45,511,278.37      7.743             53                53
      3            June 1, 2002          45,511,278.37      7.743             53                53
      4            July 1, 2002          45,511,278.37      7.743             53                53
      5           August 1, 2002         45,511,278.36      7.743             53                53
                                       ---------------
                                       $500,000,000.00
                                       ===============

     The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. It is very unlikely that the Receivables will prepay at a constant level of the ABS Model until maturity or that all of the Receivables will prepay at the same level of the ABS Model. Moreover, the diverse terms of Receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of the ABS Model specified, even if the original and remaining terms to maturity of the Receivables are as assumed. For example, the Initial Receivables have annual percentage rates that range from 4.57% to 23.95%, and only 60.29% of the Initial Receivables (by percentage of Initial Aggregate Starting Receivables Balance) are Equal Payment Fully Amortizing Receivables. Any difference between those assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes.


                         Percent of Initial Principal Amount of the Notes Remaining at Various ABS Percentages

                     Class A-1 Notes                                                    Class A-2 Notes
------------------------------------------------------------       -----------------------------------------------------------
Distribution Date    0.00%    1.00%   1.40%    1.80%   2.00%       Distribution Date   0.00%   1.00%    1.40%   1.80%    2.00%
-----------------    -----    -----   -----    -----   -----       -----------------   -----   -----    -----   -----    -----
Closing Date          100%     100%    100%     100%    100%       Closing Date         100%    100%     100%    100%     100%
05/15/2002             92%      87%     85%      83%     82%       05/15/2002           100%    100%     100%    100%     100%
06/15/2002             83%      73%     69%      64%     62%       06/15/2002           100%    100%     100%    100%     100%
07/15/2002             72%      57%     51%      44%     40%       07/15/2002           100%    100%     100%    100%     100%
08/15/2002             61%      40%     31%      21%     16%       08/15/2002           100%    100%     100%    100%     100%
09/15/2002             49%      22%     10%       0%      0%       09/15/2002           100%    100%     100%     99%      97%
10/15/2002             36%       3%      0%       0%      0%       10/15/2002           100%    100%      96%     90%      87%
11/15/2002             24%       0%      0%       0%      0%       11/15/2002           100%     94%      88%     81%      77%
12/15/2002             11%       0%      0%       0%      0%       12/15/2002           100%     87%      80%     72%      68%
01/15/2003              0%       0%      0%       0%      0%       01/15/2003            99%     80%      72%     64%      59%
02/15/2003              0%       0%      0%       0%      0%       02/15/2003            94%     74%      65%     55%      50%
03/15/2003              0%       0%      0%       0%      0%       03/15/2003            90%     67%      57%     47%      42%
04/15/2003              0%       0%      0%       0%      0%       04/15/2003            85%     60%      50%     39%      33%
05/15/2003              0%       0%      0%       0%      0%       05/15/2003            80%     54%      43%     31%      25%
06/15/2003              0%       0%      0%       0%      0%       06/15/2003            74%     47%      35%     23%      17%
07/15/2003              0%       0%      0%       0%      0%       07/15/2003            69%     41%      28%     16%       9%
08/15/2003              0%       0%      0%       0%      0%       08/15/2003            64%     34%      22%      8%       1%
09/15/2003              0%       0%      0%       0%      0%       09/15/2003            59%     28%      15%      1%       0%
10/15/2003              0%       0%      0%       0%      0%       10/15/2003            54%     22%       8%      0%       0%
11/15/2003              0%       0%      0%       0%      0%       11/15/2003            49%     16%       2%      0%       0%
12/15/2003              0%       0%      0%       0%      0%       12/15/2003            43%     10%       0%      0%       0%
01/15/2004              0%       0%      0%       0%      0%       01/15/2004            38%      4%       0%      0%       0%
02/15/2004              0%       0%      0%       0%      0%       02/15/2004            33%      0%       0%      0%       0%
03/15/2004              0%       0%      0%       0%      0%       03/15/2004            28%      0%       0%      0%       0%
04/15/2004              0%       0%      0%       0%      0%       04/15/2004            22%      0%       0%      0%       0%
05/15/2004              0%       0%      0%       0%      0%       05/15/2004            17%      0%       0%      0%       0%
06/15/2004              0%       0%      0%       0%      0%       06/15/2004            11%      0%       0%      0%       0%
07/15/2004              0%       0%      0%       0%      0%       07/15/2004             6%      0%       0%      0%       0%
08/15/2004              0%       0%      0%       0%      0%       08/15/2004             0%      0%       0%      0%       0%
09/15/2004              0%       0%      0%       0%      0%       09/15/2004             0%      0%       0%      0%       0%
10/15/2004              0%       0%      0%       0%      0%       10/15/2004             0%      0%       0%      0%       0%
11/15/2004              0%       0%      0%       0%      0%       11/15/2004             0%      0%       0%      0%       0%
12/15/2004              0%       0%      0%       0%      0%       12/15/2004             0%      0%       0%      0%       0%
01/15/2005              0%       0%      0%       0%      0%       01/15/2005             0%      0%       0%      0%       0%
02/15/2005              0%       0%      0%       0%      0%       02/15/2005             0%      0%       0%      0%       0%
03/15/2005              0%       0%      0%       0%      0%       03/15/2005             0%      0%       0%      0%       0%
04/15/2005              0%       0%      0%       0%      0%       04/15/2005             0%      0%       0%      0%       0%
05/15/2005              0%       0%      0%       0%      0%       05/15/2005             0%      0%       0%      0%       0%
06/15/2005              0%       0%      0%       0%      0%       06/15/2005             0%      0%       0%      0%       0%
07/15/2005              0%       0%      0%       0%      0%       07/15/2005             0%      0%       0%      0%       0%
08/15/2005              0%       0%      0%       0%      0%       08/15/2005             0%      0%       0%      0%       0%
09/15/2005              0%       0%      0%       0%      0%       09/15/2005             0%      0%       0%      0%       0%
10/15/2005              0%       0%      0%       0%      0%       10/15/2005             0%      0%       0%      0%       0%
11/15/2005              0%       0%      0%       0%      0%       11/15/2005             0%      0%       0%      0%       0%
12/15/2005              0%       0%      0%       0%      0%       12/15/2005             0%      0%       0%      0%       0%
01/15/2006              0%       0%      0%       0%      0%       01/15/2006             0%      0%       0%      0%       0%
02/15/2006              0%       0%      0%       0%      0%       02/15/2006             0%      0%       0%      0%       0%
03/15/2006              0%       0%      0%       0%      0%       03/15/2006             0%      0%       0%      0%       0%
04/15/2006              0%       0%      0%       0%      0%       04/15/2006             0%      0%       0%      0%       0%
05/15/2006              0%       0%      0%       0%      0%       05/15/2006             0%      0%       0%      0%       0%
06/15/2006              0%       0%      0%       0%      0%       06/15/2006             0%      0%       0%      0%       0%
07/15/2006              0%       0%      0%       0%      0%       07/15/2006             0%      0%       0%      0%       0%
08/15/2006              0%       0%      0%       0%      0%       08/15/2006             0%      0%       0%      0%       0%
09/15/2006              0%       0%      0%       0%      0%       09/15/2006             0%      0%       0%      0%       0%
10/15/2006              0%       0%      0%       0%      0%       10/15/2006             0%      0%       0%      0%       0%
11/15/2006              0%       0%      0%       0%      0%       11/15/2006             0%      0%       0%      0%       0%
12/15/2006              0%       0%      0%       0%      0%       12/15/2006             0%      0%       0%      0%       0%
01/15/2007              0%       0%      0%       0%      0%       01/15/2007             0%      0%       0%      0%       0%
02/15/2007              0%       0%      0%       0%      0%       02/15/2007             0%      0%       0%      0%       0%
03/15/2007              0%       0%      0%       0%      0%       03/15/2007             0%      0%       0%      0%       0%

Average Lives                                                      Average Lives
to Maturity (yrs)    0.40     0.28    0.25     0.22    0.21        to Maturity (yrs)   1.55    1.14     1.01    0.90     0.85



 Percent of Initial Principal Amount of the Notes Remaining at Various ABS Percentages

                    Class A-3 Notes                                            Class A-4 Notes
--------------------------------------------------------    -------------------------------------------------------
 Distribution    0.00%  1.00%    1.40%   1.80%   2.00%       Distribution   0.00%  1.00%   1.40%   1.80%    2.00%
     Date                                                        Date
--------------   ------ ------- -------- ------- -------    --------------- ------ ------- ------- ------- --------
Closing Date     100%    100%    100%     100%    100%      Closing Date    100%    100%    100%    100%    100%
05/15/2002       100%    100%    100%     100%    100%      05/15/2002      100%    100%    100%    100%    100%
06/15/2002       100%    100%    100%     100%    100%      06/15/2002      100%    100%    100%    100%    100%
07/15/2002       100%    100%    100%     100%    100%      07/15/2002      100%    100%    100%    100%    100%
08/15/2002       100%    100%    100%     100%    100%      08/15/2002      100%    100%    100%    100%    100%
09/15/2002       100%    100%    100%     100%    100%      09/15/2002      100%    100%    100%    100%    100%
10/15/2002       100%    100%    100%     100%    100%      10/15/2002      100%    100%    100%    100%    100%
11/15/2002       100%    100%    100%     100%    100%      11/15/2002      100%    100%    100%    100%    100%
12/15/2002       100%    100%    100%     100%    100%      12/15/2002      100%    100%    100%    100%    100%
01/15/2003       100%    100%    100%     100%    100%      01/15/2003      100%    100%    100%    100%    100%
02/15/2003       100%    100%    100%     100%    100%      02/15/2003      100%    100%    100%    100%    100%
03/15/2003       100%    100%    100%     100%    100%      03/15/2003      100%    100%    100%    100%    100%
04/15/2003       100%    100%    100%     100%    100%      04/15/2003      100%    100%    100%    100%    100%
05/15/2003       100%    100%    100%     100%    100%      05/15/2003      100%    100%    100%    100%    100%
06/15/2003       100%    100%    100%     100%    100%      06/15/2003      100%    100%    100%    100%    100%
07/15/2003       100%    100%    100%     100%    100%      07/15/2003      100%    100%    100%    100%    100%
08/15/2003       100%    100%    100%     100%    100%      08/15/2003      100%    100%    100%    100%    100%
09/15/2003       100%    100%    100%     100%     89%      09/15/2003      100%    100%    100%    100%    100%
10/15/2003       100%    100%    100%      90%     77%      10/15/2003      100%    100%    100%    100%    100%
11/15/2003       100%    100%    100%      78%     64%      11/15/2003      100%    100%    100%    100%    100%
12/15/2003       100%    100%     92%      66%     52%      12/15/2003      100%    100%    100%    100%    100%
01/15/2004       100%    100%     81%      55%     41%      01/15/2004      100%    100%    100%    100%    100%
02/15/2004       100%     97%     71%      44%     30%      02/15/2004      100%    100%    100%    100%    100%
03/15/2004       100%     87%     60%      33%     19%      03/15/2004      100%    100%    100%    100%    100%
04/15/2004       100%     77%     50%      23%      9%      04/15/2004      100%    100%    100%    100%    100%
05/15/2004       100%     67%     40%      13%      0%      05/15/2004      100%    100%    100%    100%     99%
06/15/2004       100%     57%     31%       3%      0%      06/15/2004      100%    100%    100%    100%     90%
07/15/2004       100%     48%     21%       0%      0%      07/15/2004      100%    100%    100%     95%     83%
08/15/2004       100%     39%     12%       0%      0%      08/15/2004      100%    100%    100%     87%     75%
09/15/2004        91%     30%      4%       0%      0%      09/15/2004      100%    100%    100%     80%     68%
10/15/2004        81%     21%      0%       0%      0%      10/15/2004      100%    100%     96%     73%     61%
11/15/2004        71%     12%      0%       0%      0%      11/15/2004      100%    100%     88%     66%     54%
12/15/2004        61%      3%      0%       0%      0%      12/15/2004      100%    100%     81%     59%     48%
01/15/2005        51%      0%      0%       0%      0%      01/15/2005      100%     95%     75%     53%     42%
02/15/2005        41%      0%      0%       0%      0%      02/15/2005      100%     88%     68%     48%     37%
03/15/2005        31%      0%      0%       0%      0%      03/15/2005      100%     81%     62%     42%     32%
04/15/2005        21%      0%      0%       0%      0%      04/15/2005      100%     74%     56%     37%     27%
05/15/2005        11%      0%      0%       0%      0%      05/15/2005      100%     68%     50%     32%     23%
06/15/2005         0%      0%      0%       0%      0%      06/15/2005      100%     61%     45%     28%     19%
07/15/2005         0%      0%      0%       0%      0%      07/15/2005       91%     55%     39%     23%     15%
08/15/2005         0%      0%      0%       0%      0%      08/15/2005       82%     49%     34%     20%     12%
09/15/2005         0%      0%      0%       0%      0%      09/15/2005       73%     42%     29%     16%      9%
10/15/2005         0%      0%      0%       0%      0%      10/15/2005       64%     36%     25%     13%      7%
11/15/2005         0%      0%      0%       0%      0%      11/15/2005       55%     31%     21%     10%      5%
12/15/2005         0%      0%      0%       0%      0%      12/15/2005       46%     25%     17%      8%      4%
01/15/2006         0%      0%      0%       0%      0%      01/15/2006       37%     20%     13%      6%      3%
02/15/2006         0%      0%      0%       0%      0%      02/15/2006       27%     14%      9%      4%      2%
03/15/2006         0%      0%      0%       0%      0%      03/15/2006       24%     12%      8%      3%      1%
04/15/2006         0%      0%      0%       0%      0%      04/15/2006       21%     10%      6%      2%      0%
05/15/2006         0%      0%      0%       0%      0%      05/15/2006       18%      9%      5%      1%      0%
06/15/2006         0%      0%      0%       0%      0%      06/15/2006       15%      7%      3%      0%      0%
07/15/2006         0%      0%      0%       0%      0%      07/15/2006       12%      5%      2%      0%      0%
08/15/2006         0%      0%      0%       0%      0%      08/15/2006        9%      3%      1%      0%      0%
09/15/2006         0%      0%      0%       0%      0%      09/15/2006        6%      2%      0%      0%      0%
10/15/2006         0%      0%      0%       0%      0%      10/15/2006        2%      0%      0%      0%      0%
11/15/2006         0%      0%      0%       0%      0%      11/15/2006        0%      0%      0%      0%      0%
12/15/2006         0%      0%      0%       0%      0%      12/15/2006        0%      0%      0%      0%      0%
01/15/2007         0%      0%      0%       0%      0%      01/15/2007        0%      0%      0%      0%      0%
02/15/2007         0%      0%      0%       0%      0%      02/15/2007        0%      0%      0%      0%      0%
03/15/2007         0%      0%      0%       0%      0%      03/15/2007        0%      0%      0%      0%      0%

Average Lives                                               Average Lives
to Maturity     2.76    2.24    2.01     1.79    1.69        to Maturity    3.69   3.37    3.15    2.88    2.72
(yrs)                                                       (yrs)

                                                            Average Lives
                                                            to 10% Call     3.55   3.22    3.01    2.71    2.56
                                                            (yrs)


           Percent of Initial Principal Amount of the Notes Remaining
                           at Various ABS Percentages

                         Class B Notes
-----------------------------------------------------------
Distribution Date    0.00%   1.00%   1.40%    1.80%   2.00%
-----------------    ----    -----   -----    ----    -----
Closing Date         100%     100%    100%    100%     100%
05/15/2002           100%     100%    100%    100%     100%
06/15/2002           100%     100%    100%    100%     100%
07/15/2002           100%     100%    100%    100%     100%
08/15/2002           100%     100%    100%    100%     100%
09/15/2002           100%     100%    100%    100%      99%
10/15/2002           100%     100%     98%     96%      95%
11/15/2002           100%      98%     95%     93%      91%
12/15/2002           100%      95%     92%     89%      88%
01/15/2003           100%      93%     89%     86%      85%
02/15/2003            98%      90%     87%     83%      81%
03/15/2003            96%      87%     84%     80%      78%
04/15/2003            94%      85%     81%     77%      75%
05/15/2003            92%      82%     78%     74%      72%
06/15/2003            90%      80%     76%     71%      68%
07/15/2003            88%      78%     73%     68%      66%
08/15/2003            86%      75%     70%     65%      63%
09/15/2003            84%      73%     68%     63%      60%
10/15/2003            83%      70%     65%     60%      57%
11/15/2003            81%      68%     63%     57%      54%
12/15/2003            79%      66%     60%     55%      52%
01/15/2004            77%      64%     58%     52%      49%
02/15/2004            75%      61%     56%     50%      47%
03/15/2004            73%      59%     54%     48%      45%
04/15/2004            70%      57%     51%     45%      42%
05/15/2004            68%      55%     49%     43%      40%
06/15/2004            66%      53%     47%     41%      38%
07/15/2004            64%      51%     45%     39%      36%
08/15/2004            62%      49%     43%     37%      34%
09/15/2004            60%      47%     41%     35%      32%
10/15/2004            58%      45%     39%     34%      31%
11/15/2004            56%      43%     38%     32%      29%
12/15/2004            54%      41%     36%     30%      27%
01/15/2005            51%      39%     34%     29%      26%
02/15/2005            49%      37%     32%     27%      24%
03/15/2005            47%      36%     31%     26%      23%
04/15/2005            45%      34%     29%     25%      22%
05/15/2005            43%      32%     28%     23%      21%
06/15/2005            40%      31%     26%     22%      20%
07/15/2005            38%      29%     25%     21%      19%
08/15/2005            36%      27%     24%     20%      18%
09/15/2005            34%      26%     23%     19%      18%
10/15/2005            31%      24%     21%     18%      17%
11/15/2005            29%      23%     20%     18%      16%
12/15/2005            27%      22%     19%     17%      16%
01/15/2006            24%      20%     18%     17%      16%
02/15/2006            22%      19%     18%     16%      16%
03/15/2006            21%      18%     17%     16%      15%
04/15/2006            21%      18%     17%     16%      14%
05/15/2006            20%      17%     16%     15%      10%
06/15/2006            19%      17%     16%     15%       6%
07/15/2006            18%      16%     16%     12%       3%
08/15/2006            17%      16%     15%      8%       1%
09/15/2006            17%      16%     15%      5%       0%
10/15/2006            16%      15%      9%      3%       0%
11/15/2006            15%       7%      4%      1%       0%
12/15/2006             5%       2%      1%      0%       0%
01/15/2007             0%       0%      0%      0%       0%
02/15/2007             0%       0%      0%      0%       0%
03/15/2007             0%       0%      0%      0%       0%

Average Lives to
Maturity (yrs)      2.83     2.46    2.30    2.12     2.00

Average Lives to
10% Call (yrs)      2.65     2.26    2.08    1.86     1.76